POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, an Amendment (collectively, the "Amendments") to each of the Registration Statements of the Company listed on Schedule I hereto; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"); and

         WHEREAS, each of the undersigned is an officer or both an officer and a director of the Company;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of his offices and capacities as an officer or as both an officer and director of the Company, to execute and file each of the Amendments and the Annual Report, and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21st day of March, 1997.

/s/ Ivan Seidenberg           /s/ FV. Salerno                           /s/ M. Meskin
-----------------------       ---------------------------------        ------------------
Ivan G. Seidenberg            Frederic V. Salerno                       Mel Meskin
Chairman of the Board         Vice Chairman - Chief Financial           Vice President and
and Chief Executive           Officer/Business Development              Comptroller
Officer

State of New York )
                  )          ss.:
County of New York)

         On the 21st day of March, 1997, personally appeared before me, Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, to me known and known to me to be the persons described in and who executed the foregoing instrument, and they severally duly acknowledged to me that they and each of them executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 21st day of March, 1997.


                                            /s/ Robert W. Erb
                                            -----------------------------------
                                            Robert Erb
                                            Notary Public, State of New York
                                            No. 31-4808105
                                            Qualified in New York County
                                            Commission Expires January 31, 1999

                                                                     Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, an Amendment (collectively, the "Amendments") to each of the Registration Statements of the Company listed on Schedule I hereto; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file each of the Amendments and the Annual Report, and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 20 day of March, 1997.


------------------------            ----------------------         ------------------------
John Brademas                       Helene L. Kaplan               Walter V. Shipley
Director                            Director                       Director

------------------------            ----------------------         -------------------------
Richard L. Carrion                  Elizabeth T. Kennan            John R. Stafford
Director                            Director                       Director

/s/ J.R. de Vink
------------------------            ----------------------
Lodewijk J.R. de Vink               Edward E. Phillips
Director                            Director

-----------------------             ----------------------
Stanley P. Goldstein                Hugh B. Price
Director                            Director

State of    NJ       )
                     ) ss.:
County of   Morris   )

         On the 20 day of March, 1997, personally appeared before me Lodewijk J.R. de Vink of the Company named above, known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 20 day of March, 1997.


                                            /s/ Athena E. Leonard
                                            ---------------------
                                            Athena E. Leonard
                                            A Notary Public of New Jersey
                                            My Commission Expires April 5, 1999

                                                                     Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, an Amendment (collectively, the "Amendments") to each of the Registration Statements of the Company listed on Schedule I hereto; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file each of the Amendments and the Annual Report, and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 14 day of March, 1997.

-----------------------             ------------------------        -------------------------
John Brademas                       Helene L. Kaplan                Walter V. Shipley
Director                            Director                        Director

-----------------------             ------------------------        -------------------------
Richard L. Carrion                  Elizabeth T. Kennan             John R. Stafford
Director                            Director                        Director

-----------------------             ------------------------
Lodewijk J.R. de Vink               Edward E. Phillips
Director                            Director

/s/ Stanley P. Goldstein
------------------------            ------------------------
Stanley P. Goldstein                Hugh B. Price
Director                            Director

State of                   )
                           ) ss.:
County of                  )

         On the 14 day of March, 1997, personally appeared before me each director of the Company named above, known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14 day of March, 1997.

                                              /s/ Michelle Y. Lussier
                                              -----------------------
                                              Michelle Y. Lussier, Notary Public
                                              My commission expires 6-24-97

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, an Amendment (collectively, the "Amendments") to each of the Registration Statements of the Company listed on Schedule I hereto; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Ivan G. Seidenberg, Frederic V. Salerno and Mel Meskin, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file each of the Amendments and the Annual Report, and any supplements thereto, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 20th day of March, 1997.


/s/ John Brademas                   /s/ Helene L. Kaplan            /s/ Walter V. Shipley
---------------------               ----------------------          ------------------------
John Brademas                       Helene L. Kaplan                Walter V. Shipley
Director                            Director                        Director

/s/ R.L. Carrion                    /s/ Elizabeth T. Kennan         /s/ John R. Stafford
---------------------               -----------------------         ------------------------
Richard L. Carrion                  Elizabeth T. Kennan             John R. Stafford
Director                            Director                        Director

                                    /s/ Edward E. Phillips
---------------------               ----------------------
Lodewijk J.R. de Vink               Edward E. Phillips
Director                            Director

                                    /s/ Hugh B. Price
---------------------               ----------------------
Stanley P. Goldstein                Hugh B. Price
Director                            Director

State of   New York     )
                        ) ss.:
County of  New York     )

         On the 20th day of March, 1997, personally appeared before me each director of the Company named above, known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 20th day of March, 1997.


                                          /s/ Robert W. Erb
                                          -----------------
                                          Robert Erb
                                          Notary Public, State of New York
                                          No. 31-4808105
                                          Qualified in New York County
                                          Commission Expires January 31, 1999

                                   Schedule I
                    NYNEX Corporation Registration Statements

Description                                                    Effective Date                     Registration No.
-----------                                                    --------------                     ----------------

Registration Statement on Form S-3                             January 21, 1997                   333-20077
Registration Statement on Form S-8                             January 21, 1997                   333-20079
Registration Statement on Form S-8                             July 19, 1996                      333-08515
Registration Statement on Form S-8                             June 24, 1996                      333-06691
Registration Statement on Form S-8                             April 19, 1996                     333-02645
Registration Statement on Form S-8                             April 19, 1996                     333-02647
Registration Statement on Form S-8                             January 19, 1996                   333-00317
Registration Statement on Form S-3                             March 16, 1995                     33-57943
Registration Statement on Form S-8                             March 3, 1995                      33-57945
Registration Statement on Form S-8                             March 3, 1995                      33-57947
Registration Statement on Form S-3                             December 21, 1994                  33-53693
Registration Statement on Form S-8                             July 22, 1994                      33-54693
Registration Statement on Form S-8                             May 4, 1994                        33-53477
Registration Statement on Form S-8                             January 24, 1994                   33-51993
Registration Statement on Form S-8                             January 13, 1994                   33-51897
Registration Statement on Form S-3                             December 3, 1993                   33-51147-01
Registration Statement on Form S-3                             October 28, 1992                   33-49105
Registration Statement on Form S-8                             June 16, 1992                      33-48648
Registration Statement on Form S-8                             June 16, 1992                      33-48647
Registration Statement on Form S-4                             August 20, 1990                    33-36342
Registration Statement on Form S-8                             July 18, 1990                      33-35919
Registration Statement on Form S-3                             June 8, 1990                       33-35212
Registration Statement on Form S-3                             April 30, 1990                     33-34401-01



Description                                                    Effective Date                     Registration No.
-----------                                                    --------------                     ----------------
Registration Statement on Form S-3                             March 5, 1990                      33-33592
Registration Statement on Form S-8                             April 16, 1989                     33-27802
Registration Statement on Form S-3                             August 10, 1988                    33-23156
Registration Statement on Form S-8                             May 23, 1988                       33-21635
Registration Statement on Form S-8                             August 23, 1988                    33-23447
Registration Statement on Form S-8                             September 9, 1987                  33-16570
Registration Statement on Form S-8                             June 5, 1985                       2-97813
Registration Statement on Form S-8                             March 2, 1985                      2-95780
Registration Statement on Form S-8                             February 19, 1985                  2-95634
Registration Statement on Form S-3                             January 22, 1985                   2-95141
Registration Statement on Form S-8                             November 20, 1984                  2-94110
Registration Statement on Form S-1                             November 16, 1983                  2-87865
Registration Statement on Form S-1                             November 16, 1983                  2-87851
Registration Statement on Form S-1                             November 16, 1983                  2-87850



                  This Schedule I is hereby deemed to include (1) all amendments to the above listed registration statements and (2) all other effective registration statements of NYNEX Corporation, on whatever form filed with the Securities and Exchange Commission, and all amendments thereto, pursuant to which securities of NYNEX Corporation have been registered, but not yet fully issued as of the date first written on the document of which this Schedule I forms a part.